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                                                                    EXHIBIT 99.1

                            Section 906 Certification

     The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934.

     Leslie H. Wexner, the Chairman and Chief Executive Officer, and V. Ann Hailey, the Executive Vice President and Chief Financial Officer of Limited Brands, Inc., each certifies that, to the best of his or her knowledge:

     1. The Quarterly Report on Form 10-Q of Limited Brands, Inc. for the quarter ended May 3, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Limited Brands, Inc.

     A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to Limited Brands, Inc. and will be retained by Limited Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                            /s/ Leslie H. Wexner
                                            ------------------------------------
                                            Leslie H. Wexner
                                            Chairman and Chief Executive Officer

                                            /s/ V. Ann Hailey
                                            ------------------------------------
                                            V. Ann Hailey
                                            Executive Vice President and Chief
                                            Financial Officer

     Date: June 16,2003